2026 Third Quarter Earnings Conference Call October 28, 2026

Forward-Looking Statements & Additional Disclosures Some statements in this news release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, and similar expressions and statements regarding Hope Bancorp’s strategic initiatives, the acquisition of the Commercial Banking Unit of SMBC MANUBANK (“MANUBANK”), and Hope Bancorp’s future financial and operational results and capital allocation strategy. With respect to any such forward-looking statements, Hope Bancorp claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. With respect to the acquisition of MANUBANK, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among other things: difficulties and delays in integrating Hope Bancorp and MANUBANK and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; and deposit attrition, operating costs, customer loss and business disruption following the acquisition, including difficulties in maintaining relationships with employees and customers, which may be greater than expected. For additional information concerning these and other risk factors, see Hope Bancorp’s most recent Annual Report on Form 10-K and other documents Hope Bancorp files with the SEC from time to time. Hope Bancorp does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Q3 2026 Financial Overview – Sustained Earnings Momentum Capital – Strong Position and Disciplined Deployment • Total capital ratio of 13.92% and tangible common equity (“TCE”) ratio(1) of 9.28% at 09/30/26 • Continued capital returns through a quarterly common stock dividend of $0.14 per share • Completed the acquisition of the Commercial Banking Unit of SMBC MANUBANK (“MANUBANK”) on October 1, 2026. Acquired: $2.0B (after subsequent SBA loan sale) in loans, $2.6B in deposits, and received cash in net settlement(2) Deposits – Growth and Improved Funding Mix • Total deposits of $16.1B at 09/30/26, +1.5% QoQ (+6% annualized) • Continued favorable QoQ mix shift: average noninterest bearing demand deposits increased 4%, interest bearing non- maturity deposits increased 5%, while time deposits declined 3% Loans – Growth Led by C&I and Residential Mortgage • Gross loans of $15.1B at 09/30/26, +0.6% QoQ (+2% annualized). Growth led by commercial & industrial (“C&I”) and residential mortgage loans, partially offset by lower CRE balances • Gross loan-to-deposit ratio of 93.8% at 09/30/26 Asset Quality – Stable Credit Quality QoQ and Meaningful Improvement YoY • Criticized loans were $335MM (2.22% of total loans receivable) at 09/30/26, essentially stable QoQ and down 10% YoY • Nonperforming assets (“NPA”) were down 4% QoQ to $108MM at 09/30/26, or 0.57% of total assets Earnings – Continued Profitability Improvement; All Profitability Ratios up QoQ and YoY • 3Q26 highlights: revenue growth and positive operating leverage supported by earning asset growth, NIM expansion, lower funding costs, higher customer-related fee income and controlled expense growth ✓ 3Q26 reported earnings: net income: +8% QoQ and +16% YoY; $0.28 per diluted common share ✓ 3Q26 earnings excluding notable items(1) : net income: +9% QoQ and +19% YoY; $0.29 per diluted common share ✓ 3Q26 pre-provision net revenue(1) : $55MM, +11% QoQ and +21% YoY Total Capital & TCE Ratio(1) at 09/30/26 13.92% / 9.28% NPA/Total Assets at 09/30/26 0.57% Gross Loans at 09/30/26 $15.1B Total Deposits at 09/30/26 $16.1B 3Q26 Reported Net Income / EPS $35.6MM / $0.28 3Q26 Pre-Provision Net Revenue(1) $54.7MM (1) TCE ratio, pre-provision net revenue, net income and earnings per share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. Pre-provision net revenue is defined as total revenue (net interest income plus noninterest income) less noninterest expense, before provision for credit losses and income taxes. (2) The net cash settlement reflects an estimated final closing statement and remains subject to adjustment. 3

Capital Ratios Supporting Continued Stockholder Returns

Capital Ratios

	09/30/2026	06/30/2026	09/30/2025
Leverage Ratio	**11.01%**	11.07%	10.86%
Common Equity Tier 1 ("CET1") Capital Ratio	**12.25%**	12.27%	12.14%
Tier 1 Capital Ratio	**12.93%**	12.95%	12.83%
Total Capital Ratio	**13.92%**	13.95%	13.85%
Tangible Common Equity ("TCE") Ratio[(1)]	**9.28%**	9.58%	9.64%
TCE Per Share[(1)]	**$13.55**	$13.85	$13.53

Capital Ratio Comparison at 09/30/2026



9.28%
11.01%
5.00%
12.25%
6.50%
Pro forma CET1 ~10.20% at MANUBANK closing
13.92%
10.00%
TCE Ratio(1)
Leverage Ratio
CET1 Capital Ratio
Total Capital Ratio
Well Capitalized Regulatory Minimum
Capital above well capitalized regulatory minimum

- Regulatory capital ratios essentially stable quarter-over-quarter. At 09/30/26, our CET1 capital ratio was 12.25%, and our total capital ratio was 13.92%
- Negative impact of rising long-term U.S. Treasury yields on the fair value of available-for-sale securities caused a QoQ decrease in Accumulated Other Comprehensive Income ("AOCI") in 3Q26, impacting TCE[(1)] by $(59)MM and TCE ratio[(1)] by -31 bps
- Completed the MANUBANK acquisition on October 1, 2026. The transaction efficiently leveraged our current capital position. Estimating ~200 bps of impact to capital ratios, for a pro-forma post-closing CET1 ratio of ~10.20% (relative to 09/30/26 for Hope Bancorp standalone)
- Returned capital to stockholders via quarterly common stock dividend of $0.14 per share, of $0.56 annualized. The $0.56 annualized dividend represented a 4.21% yield at 09/30/26

(1) TCE, TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Hope Bancorp
4

Well-Diversified Loan Portfolio, Diverse & Granular Deposit Base

Loan Composition by Product Type



$1.2B
(7.7%)
Multifamily Residential
$2.6B
(17.3%)
Residential Mortgage & Other
$2.8B
(18.8%)
Owner-Occupied CRE
$15.1B
Gross Loans(1)
(at 09/30/26)
Nonowner-Occupied CRE
$4.5B
(29.7%)
C&I
$4.0B
(26.5%)

(1) Including loans held for sale.

Deposit Composition by Product Type



$5.9B
(36.7%)
Time Deposits
$16.1B
Total Deposits
(at 09/30/26)
Noninterest Bearing Demand Deposits
$3.5B
(21.7%)
Money Market, Interest Bearing Demand & Savings Deposits
$6.7B
(41.6%)

- Gross loans of $15.1B at 09/30/26, up 1% QoQ and up 3% YoY
- QoQ loan growth was led by C&I and residential mortgage loans, partially offset by lower CRE balances
- Disciplined in originating new loans, prioritizing opportunities that meet our risk-adjusted return thresholds and align with our funding and profitability objectives

- Total deposits of $16.1B at 09/30/26, up 1.5% QoQ and up 2% YoY
- All non-maturity (noninterest bearing and interest bearing demand, money market and savings) deposits grew 6% QoQ; time deposits declined 5%
- Continued favorable QoQ mix shift: growth in non-maturity deposits offset continued planned decreases in higher-cost time deposits. At 09/30/26, time deposits were 37% of total deposits, compared with 40% a year ago

Hope Bancorp

5

Growing Net Interest Income and Improving Net Interest Margin



Net Interest Income & Net Interest Margin
($ Millions)
(%)
$127
$127
$124
$129
$135
2.89%
2.90%
2.90%
2.96%
3.02%
3Q25
4Q25
1Q26
2Q26
3Q26
Net Interest Income
NIM (annualized)



QoQ Change in Net Interest Margin
+6bps QoQ
2.96%
+6bps
Increase in earning asset yields
+1bp
Net impact of balance sheet mix change
-1bp
Change in non maturity interest bearing deposit costs
3.02%
2Q26
3Q26 NIM Expansion
3Q26

- 3Q26 net interest income ("NII") of $135MM, up 5% QoQ and 7% YoY, driven by earning-asset growth, higher loan yields and lower total deposit costs
- 3Q26 NIM of 3.02%, up 6bps QoQ and 13bps YoY. QoQ margin expansion was supported by higher earning asset yields and an improved funding mix. 3Q26 yield on average loans increased five basis points sequentially to 5.78%; average noninterest bearing demand deposits grew 4% QoQ
- Hawaii customer retail deposits carried an average cost of 1.69% at 09/30/26, reflecting the continued benefits of the Territorial acquisition

Hope Bancorp

6

$12.4 $12.3 $12.2 $12.3 $12.4 $3.5 $3.5 $3.3 $3.4 $3.5 3Q25 4Q25 1Q26 2Q26 3Q26 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 91% 93% 94% 94% 94% 2.88% 2.75% 2.64% 2.60% 2.58% 3.69% 3.52% 3.37% 3.31% 3.31% 4.46% 4.02% 3.75% 3.75% 3.79% 3Q25 4Q25 1Q26 2Q26 3Q26 Cost of Total Deposits (annualized) Cost of IB Deposits (annualized) Avg Fed Funds Upper Target Rate Average Loans, Deposits, Yields & Rates 5.92% 5.80% 5.69% 5.73% 5.78% 4.46% 4.02% 3.75% 3.75% 3.79% 3Q25 4Q25 1Q26 2Q26 3Q26 Avg Loan Yield (annualized) Avg Fed Funds Upper Target Rate Average Deposits Average Loans ($ Billions) ($ Billions) $14.5 $14.6 $14.7 $14.8 $15.0 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 3Q25 4Q25 1Q26 2Q26 3Q26 Costs of Average Deposits Relative to Fed Funds Rate Average Loan Yields Relative to Fed Funds Rate $15.6$15.8$15.9 $15.7 Avg Loan-to-Deposit Ratio 7 $15.9

Positive Momentum in Noninterest Income • 3Q26 noninterest income increased to $22MM, up $3.1MM or 17% QoQ, and up $6.7MM or 44% YoY • QoQ increase reflected growth in customer-related income and fees and SBA loan sale gains. In addition, recognized $3.1MM in net gains on sales of other loans, which were partially offset by $1.2MM decrease in gains on sales of investment securities. • Customer driven income and fees, including deposit service fees, up 6% QoQ and up 28% YoY • Sold $72MM of SBA loans in 3Q26 for a net gain of $4.7MM, compared with $68MM sold in 2Q26 for a net gain of $4.4MM $3.2 $3.2 $3.3 $3.4 $3.4 $2.8 $2.6 $3.3 $4.4 $4.7 $1.2 $0.6 $1.2 $5.9 $9.1 $7.1 $7.7 $8.3 $3.5 $2.3 $2.7 $2.2 $5.7 3Q25 4Q25 1Q26 2Q26 3Q26 Service Fees on Deposit Accounts Net Gains on SBA Loan Sales Net Gains on AFS Securities Sale Other Customer Driven Income & Fees Other Noninterest Income Noninterest Income ($ Millions) $15.4 $18.4 $17.0 $18.9 8 $22.1

Noninterest Expense Discipline & Improved Efficiency



Noninterest Expense
(excluding notable items)(1)(2)
($ Millions)
GAAP Noninterest Expense
$96.9
$99.4
$94.5
$98.5
$102.8
$95.9
$99.3
$94.3
$96.4
$100.1
$19.7
$9.7
$11.6
$54.9
$20.1
$9.8
$11.5
$57.9
$17.6
$9.9
$10.6
$56.2
$17.8
$10.3
$11.4
$56.9
$18.9
$10.8
$11.7
$58.7
3Q25
4Q25
1Q26
2Q26
3Q26
Salary & Employee Benefits
Occupancy & FF&E
Software & Data Processing
Other Expenses



Efficiency Ratio
68.2%
67.6%
68.2%
68.2%
67.0%
66.9%
66.6%
65.2%
65.3%
63.6%
3Q25
4Q25
1Q26
2Q26
3Q26
Efficiency Ratio (GAAP)
Efficiency Ratio (ex. notable items)(2)

- 3Q26 GAAP noninterest expense of $103MM, up $4MM or 4% QoQ. Excluding notable items[2], 3Q26 noninterest expense of $100MM, up 4% QoQ. Notable items in 3Q26 comprised $3MM of merger-related costs
- Controlled expense growth in 3Q26 across all key areas of operating expenses. 3Q26 efficiency ratio excluding notable items[2] improved to 63.6%, down from 65.2% for 2Q26 and down from 67.6% for 3Q25
- Positive operating leverage in every quarter of 2026 to date

(1) The noninterest expense chart columns represent noninterest expense excluding notable items.

(2) Noninterest expense excluding notable items and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Hope Bancorp

9

Stable Asset Quality, Meaningfully Improved YoY • Allowance for credit losses (“ACL”) of $154MM, and ACL coverage ratio 1.03% of loans receivable at 09/30/26, unchanged QoQ • Criticized loans essentially stable QoQ $335MM at 09/30/26; meaningfully down $38MM, or 10%, YoY • Criticized loan ratio at 2.22% of total loans receivable at 09/30/26, vs. 2.24% at 06/30/26, and down 34bps YoY from 2.56% at 09/30/25 • Net charge-offs ("NCO") of $7MM in 3Q26, or 19bps of avg. loans annualized, down from $9MM, or 24bps of avg. loans annualized, in 2Q26 • 3Q26 provision for credit losses of $9MM, vs. $7MM in 2Q26, primarily reflected QoQ loan growth $153 $157 $155 $153 $154 1.05% 1.07% 1.06% 1.03% 1.03% 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 ACL ACL Coverage Ratio Provision for Credit Losses & Net Charge-Offs Nonperforming Assets Ratio Allowance for Credit Losses & Coverage Ratio Criticized Loan Ratio $9 $7 $9 $7 $9 $5 $4 $11 $9 $7 0.14% 0.10% 0.29% 0.24% 0.19% 3Q25 4Q25 1Q26 2Q26 3Q26 Provision for Credit Losses NCO NCO Ratio (ann.) ($ Millions) ($ Millions) 0.61% 0.73% 0.65% 0.59% 0.57% 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 NPAs/Total Assets 10 2.56% 2.39% 2.22% 2.24% 2.22% 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 Total Criticized Loans as a % of Total Loans (%)

Completed Strategic MANUBANK Acquisition on October 1, 2026

Strengthens our commercial banking platform and expands our deposit franchise

Strategic Rationale

Enhanced commercial banking capabilities
Established Japanese banking division and middle-market lending teams

Diversified our deposit franchise
Attractive core deposits and specialty deposit segments

Expanded presence in Southern California
Six[(1)] branches and deeper relationships with Japanese businesses operating in the U.S.

Collaboration & Partnership Agreement with SMBC
New opportunities to serve Japanese and multinational customers

Transaction & Financial Highlights

Structure & Consideration	▪ All-cash transaction with no deposit premium. Received a ~$307MM net cash settlement at closing[(2)] ▪ Closing balance sheet also included $65MM of interest bearing Fed Funds
Acquired Loans & Deposits [(2)] *(net of subsequent SBA loan sale)*	▪ $2.0B loan portfolio (net of subsequent SBA loan sale); spot coupon at 09/30/26: 5.69% *(before purchase accounting ("P.A.") adjustments)* ▪ $2.6B in deposits; spot rate at 09/30/26: 2.22% *(before P.A. adjustments)* ▪ Estimated P.A. discount on loans of ~$90MM *(interest rate, accretable and nonaccretable credit marks)* & core deposit intangible of ~$60MM
Financial Impact	▪ MANUBANK annualized noninterest expense: $136MM. Estimated run rate after fully phased-in cost savings: ~$78MM (equivalent to 40%+ cost saves) ▪ Estimated after-tax merger-related costs: ~$8MM in 4Q26 & ~$7MM in 2027 ▪ Estimated pro-forma reduction in CET1 capital ratio: ~200 bps

MANUBANK Acquisition

As Noted

$2.0 billion	$2.6 billion	6
Total Loans[(3)]	Total Deposits[(3)]	California Branches[(1)]

Post-closing Actions & Integration

Balance Sheet Positioning

- Sold MANUBANK SBA loan portfolio on 10/21/26 for total proceeds of $191MM, without gain or loss recognized. Portfolio would have had a relatively low effective yield for Hope after acquisition
- Additional liquidity from the MANUBANK acquisition provides flexibility to optimize funding mix

Integration & Planned Next Steps

- Prioritizing smooth customer transition while integrating teams and operations
- Planned consolidation of Woodland Hills branch in 4Q26
- Planned core conversion in 4Q27 based on contract timeline

(1) 7 branches immediately acquired at closing, with 6 remaining by year-end 2026 following planned consolidation of the Woodland Hills branch.
(2) The net cash settlement reflects an estimated final closing statement and remains subject to adjustment.
(3) Loan balances at closing and net of subsequent SBA loan sale. Deposit balances at closing. Loan and deposit balances exclude purchase and other accounting adjustments.

Hope Bancorp®

11

MANUBANK Provides Liquidity and Improves Funding Mix

Total Loans Acquired[1]
$2.0B

Total Deposits Acquired[1]
$2.6B

Loan-to-deposit ratio[1]: 77.0%

Pro Forma Loans
$17.1B

Pro Forma Deposits
$18.7B

Pro Forma loan-to-deposit ratio[1]: 91.5% (vs. 93.8% standalone at 09/30/26)

Transaction Creates Excess Liquidity
Provides Funding Flexibility

~$307MM *Net cash settlement [2]* + **$191MM** *MANUBANK SBA loan sale proceeds* + **$65MM** *Interest bearing Fed Funds account*

Reduces share of time deposits to 33% (vs. 37% standalone)

Reduces combined cost of deposits by 5 bps

MANUBANK Portfolio Composition at Closing

Loans[1], at Closing


33%
C&I
$2.0B
Total Loans
67%
CRE

Deposits[1], at Closing


7%
Time
Deposits
25%
Noninterest
Bearing
DDA
$2.6B
Total Deposits
68%
MMDA,
IBDDA &
Savings

Pro Forma Combined Portfolio Composition

Pro Forma Loans, 09/30/26


15%
Consumer &
Other
58%
CRE
$17.1B
Pro Forma
Loans
27%
C&I

Pro Forma Deposits, 09/30/26


33%
Time
Deposits
22%
Noninterest
Bearing
DDA
$18.7B
Pro Forma
Deposits
45%
MMDA,
IBDDA &
Savings

Acquired Deposits by Vertical
Diversifies our deposit base

Japanese Banking Division: 38% | *Trust & Estate: 20%* | *Other Specialty: 22%* | *Other Commercial: 20%*

(1) Balances and loan-to-deposit ratios exclude purchase and other accounting adjustments. Loan balances are net of the subsequent SBA loan sale.
(2) The net cash settlement reflects an estimated final closing statement and remains subject to adjustment.

Hope Bancorp
12

Management Financial Outlook for Full-Year 2026 vs. 2025

Metric	2025 ($ Millions)	Expected Outlook for 2026[1]	YoY Growth Comments
End-of-Period Gross Loans	**$ 14,788**	***~ 15% growth***	▪ YoY growth reflects a combination of organic growth and acquired loan balances from the MANUBANK acquisition
Total Revenue *(Net Interest Income + Noninterest Income[2] excluding notable items)*	**$ 538**	***~ 16%-18% growth***	▪ Earning-asset growth, higher loan yields and lower funding costs have supported higher NII, complemented by stronger customer fee income and loan sale gains ▪ Includes anticipated impact of MANUBANK's operations in 4Q26
Pre-Provision Net Revenue[2] *(excluding notable items)*	**$ 169**	***~ 23%-25% growth***	▪ Revenue growth outpacing well-controlled expense growth, driving positive operating leverage ▪ Includes anticipated impact of MANUBANK's operations in 4Q26

(1) The Financial Outlook for 2026 reflects the Company's updated expectations for full-year 2026 compared with actual results for full-year 2025 and is current as of October 28, 2026. The Company will not update or affirm this outlook unless and until it publicly announces such update or affirmation. The outlook reflects expectations as of the date of this presentation and depends on macroeconomic factors, including, but not limited to, the impact of U.S. and global trade policies, geopolitical instability and international tensions, and changes in market interest rates. The Financial Outlook for 2026 contains forward-looking statements. Actual results or conditions may differ materially and adversely from those included in the outlook. Please refer to the "Forward-Looking Statements" disclosure on Slide 2 of this presentation.

(2) Noninterest income excluding notable items and pre-tax, pre-provision revenue excluding notable items are non-GAAP financial measures. Quantitative reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix of this presentation. Noninterest income excluding notable items excludes net loss on sale of securities AFS in 2Q25 from a securities portfolio repositioning.

Hope Bancorp®

13

APPENDIX

3Q26: Summary Balance Sheet ($ in millions, except per share data) 09/30/2026 06/30/2026 QoQ % change 09/30/2025 YoY % change Cash and due from banks $491.9 $640.4 -23% $454.9 8% Investment securities 2,395.4 2,179.3 10% 2,266.0 6% Federal Home Loan Bank (“FHLB”) stock and other investments 66.1 70.4 -6% 106.4 -38% Gross loans 15,117.8 15,034.2 1% 14,623.6 3% Allowance for credit losses (154.3) (153.2) 1% (152.5) 1% Goodwill and intangible assets 526.0 526.9 0% 524.5 0% Other assets 746.6 693.9 8% 687.9 9% Total assets $19,189.5 $18,991.9 1% $18,510.8 4% Deposits 16,116.2 15,876.5 2% 15,831.3 2% Borrowings & other debt 486.0 583.7 -17% 135.5 259% Other liabilities 329.8 235.8 40% 285.1 16% Total liabilities $16,932.0 $16,696.0 1% $16,251.9 4% Total stockholders’ equity $2,257.5 $2,295.9 -2% $2,259.0 0% Book value per share $17.67 $17.97 -2% $17.62 0% TCE per share(1) $13.55 $13.85 -2% $13.53 0% TCE ratio(1) 9.28% 9.58% 9.64% Loan-to-deposit ratio 93.8% 94.7% 92.4% (1) TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 15

3Q26: Summary Income Statement ($ in thousands, except share and per share data) 3Q26 2Q26 QoQ % change 3Q25 YoY % change Net interest income before provision for credit losses $135,365 $128,969 5% $126,557 7% Provision for credit losses 8,560 6,770 26% 8,710 -2% Net interest income after provision for credit losses 126,805 122,199 4% 117,847 8% Noninterest income 22,112 18,850 17% 15,385 44% Noninterest expense 102,794 98,464 4% 96,861 6% Noninterest expense excluding notable items(1) 100,144 96,406 4% 95,903 4% Income before income taxes 46,123 42,585 8% 36,371 27% Income tax provision 10,546 9,554 10% 5,595 88% Net income $35,577 $33,031 8% $30,776 16% Net income excluding notable items(1) $37,468 $34,499 9% $31,526 19% Earnings per share – Diluted $0.28 $0.26 $0.24 Earnings per share excluding notable items(1) – Diluted $0.29 $0.27 $0.25 Weighted Average Shares Outstanding – Diluted 128,624,630 128,308,861 128,593,874 (1) Noninterest expense excluding notable items, net income excluding notable items, and diluted earnings per share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 16

3Q26: Summary Profitability Ratios (Ratios, except per share data; annualized, except as noted) 3Q26 2Q26 3Q25 Earnings per common share – diluted (not annualized) $0.28 $0.26 $0.24 Earnings per common share – diluted excluding notable items (not annualized)(1) $0.29 $0.27 $0.25 Return on average assets (“ROA”) 0.75% 0.71% 0.66% ROA excluding notable items(1) 0.79% 0.74% 0.68% Return on average equity (“ROE”) 6.19% 5.76% 5.50% ROE excluding notable items(1) 6.52% 6.02% 5.64% Return on average tangible common equity (“ROTCE”)(1) 8.03% 7.48% 7.19% ROTCE excluding notable items(1) 8.45% 7.81% 7.36% Net interest margin 3.02% 2.96% 2.89% Efficiency ratio (not annualized) 65.28% 66.61% 68.24% Efficiency ratio excluding notable items (not annualized)(1) 63.59% 65.22% 67.56% (1) Earnings per common share - diluted excluding notable items, ROA excluding notable items, ROE excluding notable items, ROTCE, ROTCE excluding notable items, and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 17

3Q26: Non-GAAP Financial Measures Reconciliation

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Pre-provision Net Revenue (PPNR) Excluding Notable Items

($ in thousands)	3Q26	2Q26	3Q25
Net interest income	$135,365	$128,969	$126,557
Noninterest income	22,112	18,850	15,385
Revenue	$157,477	$147,819	$141,942
Less: noninterest expense	102,794	98,464	96,861
PPNR	**$54,683**	**$49,355**	**$45,081**
Notable items:			
Merger related costs	$2,650	$2,058	$958
Total notable items included in PPNR	2,650	2,058	958
PPNR, excluding notable items	**$57,333**	**$51,413**	**$46,039**

Tangible Common Equity (TCE)

($ in thousands, except share and per share info)	09/30/2026	06/30/2026	09/30/2025
Total stockholders' equity	$2,257,458	$2,295,852	$2,258,960
Goodwill and core deposit intangible assets, net	(525,997)	(526,890)	(524,503)
TCE	**$1,731,461**	**$1,768,962**	**$1,734,457**
Total assets	$19,189,488	$18,991,916	$18,510,799
Goodwill and core deposit intangible assets, net	(525,997)	(526,890)	(524,503)
Tangible assets	**$18,663,491**	**$18,465,026**	**$17,986,296**
TCE ratio (TCE / tangible assets)	**9.28%**	**9.58%**	**9.64%**
Common shares outstanding	**127,758,427**	**127,741,836**	**128,185,271**
TCE per share	**$13.55**	**$13.85**	**$13.53**

Noninterest Expense & Efficiency Ratio Excluding Notable Items

($ in thousands)	3Q26	2Q26	3Q25
Noninterest expense	**$102,794**	**$98,464**	**$96,861**
Notable items:			
Merger related costs	(2,650)	(2,058)	(958)
Noninterest expense excluding notable items	**$100,144**	**$96,406**	**$95,903**
Revenue	**$157,477**	**$147,819**	**$141,942**
Efficiency ratio excluding notable items	**63.59%**	**65.22%**	**67.56%**

Return on Average Tangible Common Equity

($ in thousands)	09/30/2026	06/30/2026	09/30/2025
Average stockholders' equity	2,299,264	2,293,446	2,237,375
Less: Goodwill and CDI assets, net	(526,532)	(527,594)	(525,022)
Average TCE	**$1,772,732**	**$1,765,852**	**$1,712,353**
Net Income	35,577	33,031	30,776
ROTCE (annualized)	**8.03%**	**7.48%**	**7.19%**

Hope Bancorp®

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3Q26: Non-GAAP Financial Measures Reconciliation (cont’d) Profitability & Ratios Excluding Notable Items ($ in thousands, except share and per share info) 3Q26 2Q26 3Q25 Net income (GAAP) $35,577 $33,031 $30,776 Notable items: Merger related costs 2,650 2,058 958 Total notable items included in pre-tax income $2,650 $2,058 $958 Tax effect on notable items in pre-tax income (759) (590) (208) Total notable items, net of tax 1,891 1,468 750 Net income excluding notable items $37,468 $34,499 $31,526 Diluted common shares 128,624,630 128,308,861 128,593,874 EPS excluding notable items $0.29 $0.27 $0.25 Average assets 18,991,587 18,707,236 18,548,982 ROA excluding notable items (annualized) 0.79% 0.74% 0.68% Average stockholders’ equity 2,299,264 2,293,446 2,237,375 ROE excluding notable items (annualized) 6.52% 6.02% 5.64% Average TCE 1,772,732 1,765,852 1,712,353 ROTCE excluding notable items (annualized) 8.45% 7.81% 7.36% Management reviews select non-GAAP financial measures in evaluating the Company’s and the Bank’s financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below. 19

3Q26: Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (excl. SBA) < 50%, 57% 50% - 55%: 10% > 55% - 60%: 9% > 70%: 7%$8.5B CRE Portfolio (at 09/30/26) 47% Weighted Avg LTV(1) (1) Excludes loans held for sale. (2) Weighted average loan-to-value (“LTV”): Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. • Total CRE loans of $8.5B at 09/30/26. Portfolio consists of $4.5B of nonowner-occupied CRE, $2.8B of owner-occupied CRE, and $1.2B of multifamily residential loans $8.5B CRE Portfolio (at 09/30/26) As a % of Loans(1): Avg Loan Size: Weighted Avg LTV(2): 10% Multi-tenant Retail $1,542MM $2.5MM 41.9% 9% Industrial & Warehouse $1,289MM $2.7MM 41.9% 8% Multifamily $1,158MM $2.4MM 60.0% 8% Gas Station & Car Wash $1,158MM $2.1MM 51.3% 5% Hotel/Motel $831MM $2.3MM 43.3% 5% Mixed Use $721MM $2.1MM 49.8% 4% Single-tenant $638MM $1.5MM 47.0% 2% Office $320MM $1.9MM 49.6% 5% All Other $804MM $1.7MM 40.4% 20

3Q26: Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 09/30/26)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV[1]
> $30MM	$ 399	10	$ 39.9	62.5%
$20MM - $30MM	602	26	23.2	51.5%
$10MM - $20MM	1,359	100	13.6	50.8%
$5MM - $10MM	1,628	239	6.8	48.4%
$2MM - $5MM	2,348	747	3.1	46.7%
< $2MM	2,127	2,775	0.8	40.4%
Total CRE Portfolio	**$ 8,463**	**3,897**	**$ 2.2**	**47.2%**

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees

(1) Weighted average LTV: Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot

09/30/2026
CRE Portfolio by Geographic Submarket
($ Millions)



Nevada
Georgia
Other States
Illinois
Arizona
Washington
Texas
New Jersey
Other New York
Kings County
Queens County
Manhattan
Other NorCal
Greater SF Bay Area
San Francisco, $53
LA Fashion District
Gateway Cities
San Gabriel Valley
South Bay
LA Koreatown
Other LA County
(No exposure to downtown LA commercial business district)
Orange County
San Bernardino County
Riverside County
Other SoCal
$8.5B
CRE Portfolio
(at 09/30/26)
$102
$518
$166
$524
$190
$213
$442
$1,262
$538
$289
$229
$426
$242
$417
$219
$394
$246
$361
$356
$691
$163
$119
SoCal
NorCal
NY/NJ
Texas
Washington
Arizona
Illinois
Georgia
Nevada
Other

Hope Bancorp

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